Exhibit 10.24

                           DEBT CANCELLATION AGREEMENT

         THIS AGREEMENT is made and entered into this 18th day of October, 2004 by and between Nanobac Pharmaceuticals, Incorproated (the "Company"), and Benedict Maniscalco, MD, an individual (the "Creditor");

         WHEREAS, the Creditor is currently owed $114,231 by the Company; and

         WHEREAS, the Creditor and the Company desire to exchange stock in the Company in cancellation of the debt owed by the Company, upon the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the exchange of stock in cancellation of the debt aforementioned, it is hereby agreed as follows:

         1. Stock: Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Comapny shall issue and convey, transfer, and deliver to the Creditor certificates representing 951,925 shares of the Common Stock of the Company (the "Shares").

         2. Cancellation of Debt. Upon receipt of the stock described above, the Creditor hereby cancells the debt in the amount of $114,231 plus any interest thereon now owed by the Company to the Creditor.

         3. Representation and Warranties of Company. Company represents and warrants to Creditor that:

            A. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida and has the corporate power and authority to carry on its business as it is now being conducted.

            B. The Shares when issued will be validly issued, fully paid and nonassessable.

            C. the issuance and delivery of the Shares to Creditor under this Agreement does not violate:

            (i) The Company's charter documents;

            (ii) Any agreement to which the Company is a party, including any indenture; or

            (iii) Any applicable federal or state statute, rule or regulation;
and

            (iv) No filing by the Company under the Securities Exchange Act of 1934 (as amended) at the time of such filing contained a misstatement of material fact or omitted to state a material fact necessary to make the statements therein not misleading.


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         4. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER. Seller and
Purchaser hereby represent and warrant that there has been no act or omission by Seller, Purchaser or the Corporation which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

         5 RESTRICTED SHARES. The Parties to this Agreement acknowledge and agree that the shares of the Company's Common Stock to be issued pursuant to this Agreement will not be registered under the Securities Act and therefore shall constitute "restricted securities" within the meaning of the Securities Act.

         Notwithstanding the above, the Company intends to file a registration statement on Form S-1, Form S-3 or Form SB-2 to register the Shares at the Company's sole expense within 150 days from the date of tis Agreement. The Company will promptly notify the Creditor of the effectiveness of the registration. The effectiveness of the registration statement is subject to approval by the Securities and Exchange Commission. The Company cannot guarentee that the Registration will be approved by the Securities and Exchange Commission or that the registratin statement will ultimately be effective.

         The Company's obligation to register the Shares owned by the Creditor is subject to the Creditor providing to The Company all information, and take all action, The Company reasonably requests with reasonable advance notice, to enable it to comply with any applicable law, rule, regulation or SEC pronouncement or to prepare the registration statement that will cover the Shares that will be included in the registration statement.

         6. GENERAL PROVISIONS

                  (a) Entire Agreement. This Agreement constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                  (b) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning orinterpretation of this Agreement.

                  (c) Governing Law. This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of Florida.

         IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

Nanobac Pharmaceuticals, IncORPORATED:             Benedict maniscalco, MD:

By:      /s/ H.Brady millican                      /s/ Benedict Maniscalco
         -------------------------------           --------------------------
Print:   Brady Millican
Date:    October 18, 2004                          Date: October 18, 2004